UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2022

Transphorm, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55832	82-1858829
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Castilian Drive
Goleta, CA 93117
(Address of principal executive offices, including zip code)
(805) 456-1300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TGAN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed by Transphorm, Inc. (the “Company”) in its Current Reports on Form 8-K that were filed with the Securities and Exchange Commission on November 9, 2021 and November 10, 2021, the Company entered into a series of securities purchase agreements on November 5, 2021 and November 9, 2021 (each, a “Purchase Agreement”) with the investors named therein (the “Purchasers”), including the Company's largest stockholder, KKR Phorm Investors L.P. The Purchase Agreements provide that, during the Second Investment Period (as defined in the Purchase Agreements), each Purchaser has the right (but not the obligation) (an “Option”), subject to the satisfaction of customary closing conditions, to purchase and acquire from the Company additional shares of the Company’s common stock at a purchase price of $5.00 per share and additional warrants to purchase shares of the Company’s common stock.

On May 16, 2022, the Company and the Purchasers entered into amendments to the Purchase Agreements to provide that the Second Investment Period be adjusted to begin after the close of trading on the first full trading day after the Company’s earnings announcement for the fourth fiscal quarter and year ended March 31, 2022 and ending at 5:00 p.m. Pacific Time on the seventh business day following such earnings announcement.

The foregoing summary of the amendments to the Purchase Agreements is qualified in its entirety by reference to the form of First Amendment to Securities Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of First Amendment to Securities Purchase Agreement, dated May 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transphorm, Inc.

Dated: May 17, 2022	By:	/s/ Cameron McAulay
Cameron McAulay
Chief Financial Officer